UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2017

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On August 14, 2017, Regions Financial Corporation (the “Company”) issued and sold $1,000,000,000 aggregate principal amount of 2.750% Senior Notes due 2022 (the “Notes”) of the Company. The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Regions Securities LLC, as representatives of the several underwriters listed therein (the “Underwriters”), dated August 7, 2017. The Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The Company received $996,490,000 in proceeds, before offering expenses, from the sale of the Notes.

The Notes were issued pursuant to an Indenture, dated as of August 8, 2005, as supplemented by the Eighth Supplemental Indenture (the “Eighth Supplemental Indenture”), dated August 14, 2017, between the Company and Deutsche Bank Trust Company Americas, as trustee, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The form of certificate representing the 2.750% Senior Notes due 2022 is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 1.1, 4.1, and 4.2 as exhibits to the Company’s registration statement on Form S-3 (File No. 333-209657) (the “Registration Statement”) and such exhibits are incorporated herein by reference into the Registration Statement.

A copy of the opinions of Sullivan & Cromwell LLP, counsel to the Company, are attached as Exhibit 5.1 and Exhibit 8.1 to this Current Report on Form 8-K. Exhibits 5.1, 8.1, 23.1 and 23.2 of this Current Report on Form 8-K are incorporated herein by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

1.1	Underwriting Agreement, dated August 7, 2017, by and among Goldman, Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Regions Securities LLC, as representatives of the several underwriters listed therein.

4.1	Eighth Supplemental Indenture, dated August 14, 2017, between Regions Financial Corporation and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of 2.750% Senior Notes due 2022 (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP.

8.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: August 14, 2017